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                                                                Exhibit 99.CERT


                                 CERTIFICATION

I, O. Mason Hawkins, certify that:

         1. I have reviewed this report on Form N-CSR of Longleaf Partners Funds Trust;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

         4.       Not applicable

         5.       Not applicable

         6.       Not applicable

February 4, 2003


/s/ O. Mason Hawkins
-------------------------------------------------
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management,
Inc. Functioning as principal executive officer
under agreements with Longleaf Partners Funds Trust
and its separate series


                                                                 Exhibit 99.CERT


                                 CERTIFICATION

I, Julie M. Douglas, certify that:

         1. I have reviewed this report on Form N-CSR of Longleaf Partners Funds Trust;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

         4.       Not applicable

         5.       Not applicable

         6.       Not applicable

February 4, 2003


/s/ Julie M. Douglas
-------------------------------------------------
Julie M. Douglas
Vice President & CFO - Mutual Funds, Southeastern
Asset Management, Inc. Functioning as principal
financial officer under agreements with Longleaf
Partners Funds Trust and its separate series